AMENDMENT NO. 4 TO
CINTAS CORPORATION
2005 EQUITY COMPENSATION PLAN

Cintas Corporation hereby adopts this Amendment No. 4 to the Cintas Corporation 2005 Equity Compensation Plan, as amended by Amendment No. 1 on October 20, 2009, Amendment No. 2 on July 24, 2012 and Amendment No. 3 on July 30, 2013 (the “Plan”), effective as of the date that the shareholders of Cintas Corporation approve such Amendment No. 4. Words and phrases used herein with initial capital letters that are defined in the Plan are used herein as so defined.
I.
The first sentence of Section 4.1 of the Plan is hereby amended in its entirety to read as follows:
“Subject to adjustment as provided in Section 4.2, the number of Shares which may be issued under this Plan shall not exceed 21,000,000 Shares.”
II.
Section 6.2.4 of the Plan is hereby amended in its entirety to read as follows:
“The aggregate number of Shares under this Plan that may be issued with respect to Incentive Options shall not exceed 21,000,000 Shares.”
III.
Section 6.3.7 of the Plan is hereby deleted in its entirety.

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